UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 2, 2017

Intrawest Resorts Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36286	46-3681098
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1621 18th Street, Suite 300, Denver, Colorado 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 749-8200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 2, 2017, Intrawest Resorts Holdings, Inc. (the “Company”) issued a press release announcing the “Results of Operations and Financial Condition” for the three and six months ended December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 is a copy of a presentation that the Company intends to discuss on the previously announced earnings call to be held on Thursday, February 2, 2017 at 9:00 a.m. Eastern Time. The presentation attached as Exhibit 99.2 is incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Intrawest Resorts Holdings, Inc. dated February 2, 2017
99.2	Earnings Call Presentation dated February 2, 2017

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, that is being furnished under Item 2.02 and Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrawest Resorts Holdings, Inc.

	By:	/s/ Travis Mayer
Travis Mayer
Executive Vice President, Chief Financial Officer and Treasurer

Date: February 2, 2017

Exhibit No.	Description
99.1	Press Release of Intrawest Resorts Holdings, Inc. dated February 2, 2017
99.2	Earnings Call Presentation dated February 2, 2017